SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : OCTOBER 7, 2003

                          COMMISSION FILE NO. 000-32747


                               FIRST CYPRESS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Nevada                                      98-0218688
-----------------------------------           ----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                    349 West Georgia Street, Suite No. 3362
                      Vancouver, British Columbia V6B 3Y3
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  604-484-2899
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                        First Cypress Technologies, Inc.
      501 - 1281 West Georgia Street, Vancouver, British Columbia V6E 3J7
                     --------------------------------------
                            FORMER NAME AND ADDRESS

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ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

     As a result of the issuance of 1,000,000 shares of Series A Preferred Stock of First Cypress, Inc., a Nevada corporation ("First Cypress"), which shares are entitled to fifteen votes per share or an aggregate of 15,000,000 votes, the control of the Registrant shifted to Phillip Buschmann, President of First Cypress. Mr. Buschmann is entitled to vote 15,000,000 shares out of 36,550,000 shares or 41% of the vote.


ITEM  5.     OTHER  EVENTS.

          On October 7, 2003, First Cypress filed a Certificate of Designation establishing the designations, preferences, limitations and relative rights of 1,000,000 shares of Series A Preferred Stock. Each outstanding share of Series A Preferred Stock is entitled to Fifteen (15) votes. The Board of Directors approved the issuance of the 1,000,000 shares of Series A Preferred Stock to Phillip Buschmann in consideration for services rendered to the Company as its Chief Executive Officer and as a Director. As a result of his ownership of Series A Preferred Stock, Mr. Buschmann will have 15,000,000 votes.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

3.1 Certificate  of  Designation  of  First  Cypress,  Inc.



                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First  Cypress,  Inc.


October  20,  2003
/s/  Phillip  Buschmann
------------------------
 Phillip  Buschmann
 President

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Exhibit 3.1

                           CERTIFICATE OF DESIGNATION

                                       OF

                               FIRST CYPRESS, INC.

                   ESTABLISHING THE DESIGNATIONS, PREFERENCES,

                     LIMITATIONS AND RELATIVE RIGHTS OF ITS

                            SERIES A PREFERRED STOCK


     Pursuant to Section 78.1955 of the Nevada Revised Statutes, First Cypress, Inc., a corporation organized and existing under the Nevada Revised Statutes (the "Company"),

     DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 78.1955 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent of all members of the Board of Directors on October ___, 2003, duly adopted a resolution providing for the issuance of a series of 1,000,000 shares of Series A Preferred Stock, which resolution is and reads as follows:

     RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors of First Cypress, Inc. (the "Company") by the provisions of the Certificate of Incorporation of the Company, as amended, a series of the preferred stock, par value $.001 per share, of the Company be, and it hereby is, established; and

     FURTHER RESOLVED, that the series of preferred stock of the Company be, and it hereby is, given the distinctive designation of "Series A Preferred Stock"; and

     FURTHER RESOLVED, that the Series A Preferred Stock shall consist of 1,000,000 shares; and

     FURTHER RESOLVED, that the Series A Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below:

     Section 1. DESIGNATION OF SERIES; RANK. The shares of such series shall be designated as the "Series A Preferred Stock" (the "Preferred Stock") and the number of shares initially constituting such series shall be up to 1,000,000. The Preferred Stock, with respect to distributions upon liquidation, dissolution or winding up, ranks (i) junior to any series of Preferred stock of the Company the terms of which specifically provide that such series ranks senior to the Preferred Stock (the "Senior Stock"), (ii) PARI PASSU with any other series of Preferred stock of the Company the terms of which specifically provide that such series ranks PARI PASSU with the Preferred Stock (the "Parity Stock") and (iii) senior to the common stock, par value $.01 per share, of the Company ("Common Stock") and any series of Preferred stock the terms of which specifically provide that such series ranks junior and subordinate to the Preferred Stock (the "Junior Stock"). So long as any shares of Preferred Stock remain outstanding, the Company's Certificate of Incorporation shall specify that any other class or series of stock issued, other than Common Stock, is either Senior Stock, Parity Stock or Junior Stock. The Preferred Stock shall be subject to the creation of Senior Stock, Parity Stock and Junior Stock.

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     Section 2.    DIVIDENDS.  The holders of Preferred Stock shall not be
entitled to receive any dividends paid on the Common Stock.

     Section 3.    LIQUIDATION PREFERENCE

     3.1 DISTRIBUTION AMOUNT. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Preferred Stock are not entitled to receive out of the assets of the Company available for distribution to shareholders any distribution of assets. Neither a consolidation, merger or other business combination of the Company with or into another corporation or other entity nor a sale, lease, or exchange or transfer of all or part of the Company's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Company.

     Section 4.    VOTING.

     4.1 VOTING RIGHTS. The holders of the Preferred Stock will have no voting rights except as described in this Section 4 or as required by law. In exercising any such vote, each outstanding share of Preferred Stock will be entitled to fifteen (15) votes, excluding shares held by the Company or any entity controlled by the Company, which shares shall have no voting rights.

     4.2 ELECTION OF DIRECTORS. For so long as any shares of the Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have the right to elect one director to serve on the Company's Board of Directors. The Company shall cause to be nominated as a candidate for such director position any person that, at least 60 calendar days before any meeting (i) is designated in writing by a holder of Preferred Stock, (ii) who agrees in writing to serve if elected and (iii) who provides the Company with a reasonable description of his personal and business background and qualifications to serve as a director of the Company; PROVIDED, HOWEVER, that the Company may refuse to cause any person to be so nominated if, based on a review of such person's qualifications, the Board of Directors reasonably concludes that such person is unfit to serve as director of the Company. From and after such appointment (i) such director shall serve until the next annual meeting of the shareholders of the Company and until his successor has been elected and qualifies and (ii) at each annual meeting of the shareholders of the Company, the Preferred Stock, voting as a single class, shall be entitled to elect one director of the Company. Cumulative voting by holders of Preferred Stock is prohibited. Any vacancy on the Board of Directors caused by the death or resignation of a director so elected or appointed shall be filled at the next annual meeting of the shareholders of the Company, PROVIDED, HOWEVER, that the Board of Directors shall promptly appoint to fill such vacancy any qualified person designated in writing by the holders of more than 50% of the then outstanding Preferred Stock. The term of office of the director designated by the holders of the Preferred Stock will terminate immediately upon there being no shares of Preferred Stock remaining outstanding.

     4.3 AMENDMENTS TO ARTICLES AND BYLAWS. So long as Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the certificate of incorporation or the bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Preferred Stock or (ii) effect any reclassification of the Preferred Stock.

     4.4 AMENDMENT OF RIGHTS OF PREFERRED STOCK. The Company shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Preferred Stock, amend, alter or repeal any provision of this Statement of Designations, PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the holders of shares of Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Preferred Stock.

     Section 5.    REDEMPTION

     5.1   OPTIONAL REDEMPTION.

     (a) The Company shall have the right to redeem any or all of the outstanding shares of Preferred Stock at a per share redemption price (the "Redemption Price") equal to $.05 per share and an aggregate of Fifty Thousand Dollars ($50,000.00).

     (b)   No sinking fund shall be established for the Preferred Stock.

     (c) Notice of any proposed redemption of shares of Preferred Stock shall be mailed by means of first class mail, postage prepaid, addressed to the holders of record of the shares of Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Company, at least 20, but not more then 60 days before the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall specify (i) the Redemption Date, (ii) the Redemption Price, (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price and (iv) the number of shares, and the class or series of, Preferred Stock to be redeemed. Any notice mailed in such manner shall be conclusively deemed to have been duly given when mailed whether or not such notice is in fact received. If less than all the outstanding shares of Preferred Stock are to be redeemed, the Company will select those to be redeemed PRO RATA, by lot or in such other manner determined by the Board of Directors. In order to facilitate the redemption of the shares of Preferred Stock, the Board of Directors may fix a record date for determination of holders of Preferred Stock to be redeemed, which date shall not be more than 60 and less than 10 days before the Redemption Date with respect thereto.

     (d) The holder of any shares of Preferred Stock that are redeemed shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Preferred Stock, and (ii) transfer instrument(s) satisfactory to the Company and sufficient to transfer such shares of Preferred Stock to the Company free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Preferred Stock after its Redemption Date.

(e) At the close of business on the Redemption Date for any share of Preferred Stock to be redeemed, such share shall (provided the Redemption Price of such share has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Company in such share shall be extinguished on the Redemption Date for such share except for the right to receive the Redemption Price, without interest, for such share in accordance with the provisions of this Section 5, subject to applicable escheat laws.

     5.2 NO MANDATORY REDEMPTION. Except as expressly set forth herein, no holder of Preferred Stock shall have any right to require the Company to redeem any or all of the shares of Preferred Stock.

     Section 6.    CONVERSION RIGHTS

     6.1   CONVERSION.
The Preferred Stock is not convertible.

     Section 7. STATUS OF REACQUIRED SHARES OF PREFERRED STOCK. Shares of Preferred Stock issued and reacquired by the Company shall not be reissued by the Company as shares of Preferred Stock but shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, subject to later issuance.

     Section 8. PREEMPTIVE RIGHTS. The holders of shares of Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.

     Section 9. NOTICES. Any notice required hereby to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.


     IN WITNESS WHEREOF, the Company has caused this statement to be duly executed by its President this 7th day of October, 2003.

     FIRST CYPRESS, INC.


     By: /s/ Philipp Buschmann
     -------------------------------
     Philipp Buschmann, President

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